Supplement dated March 1, 2006 to the following Prospectuses dated April 29, 2005:
      RiverSource AccessChoice Select(SM) Variable Annuity 273416 E (8/05)
        RiverSource Endeavor Select(SM) Variable Annuity 273417 E (8/05)

The information in this supplement updates and amends certain information contained in the variable annuity contract prospectus listed above. Please read it carefully and keep it with your variable annuity contract prospectus.

The shareholders of the RiverSource(SM) Variable Portfolio Funds held a regular meeting on Feb. 15, 2006. At that meeting, shareholders approved the following:

1. MERGERS. The merger of RiverSource Variable Portfolio - New Dimensions Fund(R) into the RiverSource Variable Portfolio - Large Cap Equity Fund. The merger is expected to take place on March 17, 2006. Upon the merger, RiverSource Variable Portfolio - New Dimensions Fund(R) will no longer be available as an investment option under the contract.

Upon the merger, the RiverSource Variable Portfolio - Large Cap Equity Fund is added as an investment option under the contract and the prospectus for the contract is modified as follows:

The following information is added to the table entitled "Total annual operating expenses for each fund" under the "ANNUAL OPERATING EXPENSES OF THE FUNDS" section of the prospectus:

Total annual operating expenses for RiverSource Variable Portfolio - Large Cap Equity Fund (Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                Gross total
                                                           Management                 Other       annual
Fund Name                                                     fees     12b-1 fees   expenses     expenses
RiverSource Variable Portfolio - Large Cap Equity Fund       .56%(2)       .13%       .14%         .83%(1)

(1) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2005, adjusted to reflect current fees.

(2) Management fees include the impact of a performance incentive adjustment fee that decreased that management fee by .04%.

In the "Variable Account and the Funds" section of the prospectus, in the table describing the funds, the following information has been added:

------------------------------------- ---------------------------------- ------------------------------------
Fund Name                             Investment Objective and Policies  Investment Advisor
------------------------------------- ---------------------------------- ------------------------------------
------------------------------------- ---------------------------------- ------------------------------------
RiverSource Variable Portfolio -      Capital appreciation. Under         RiverSource Investments, LLC
Large Cap Equity Fund                 normal market conditions, the
                                      Fund invests at least 80% of its
                                      net assets in equity securities of
                                      companies with market
                                      capitalization greater than $5
                                      billion at the time of purchase.
------------------------------------- ---------------------------------- ------------------------------------

2. INVESTMENT MANAGEMENT AND SERVICE AGREEMENT ("IMS AGREEMENT") WITH RIVERSOURCE INVESTMENTS, LLC. Shareholders approved the new IMS Agreement for all RiverSource Variable Portfolio Funds. This new IMS Agreement eliminates transfer agency services, which are provided under a separate transfer agent agreement. For certain funds listed in the table below, the proposed IMS Agreement includes an increase in the fee schedule. The new fees and expenses are effective on March 1, 2006. The net impact of these fee and expense changes is shown in the tables below. Expenses are based on actual expenses for the fiscal year ended Aug. 31, 2005, adjusted to reflect current fees.

273416-1 A (3/06)
*Valid until next prospectus update.
Destroy May 1, 2006

The following tables replace information under "ANNUAL OPERATING EXPENSES OF THE FUNDS" in your prospectus:

The first table replaces the table entitled "Minimum and maximum total annual operating expenses for the funds" in your prospectus:

Minimum and maximum total operating expenses for the funds
(Including management fee, distribution and/or service (12b-1) fees and other expenses).

                                                                       Minimum    Maximum
Total expenses before fee waivers and/or expense reimbursements          .53%      1.49%

The second table replaces the operating expenses of the RiverSource Variable Portfolio Funds in the table entitled "Total annual operating expenses for each fund" in your prospectus:

Total annual operating expenses for the RiverSource Variable Portfolio funds (Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                  Management Distribution    Other
Fund Name                                                            fees    (12b-1) fees  expenses     Total
RiverSource Variable Portfolio - Cash Management Fund               0.33%        0.13%      0.15%     0.61%(1)
RiverSource Variable Portfolio - Diversified Equity Income Fund     0.68%        0.13%      0.16%     0.97%(1),(2)
RiverSource Variable Portfolio - Growth Fund                        0.66%        0.13%      0.17%     0.96%(1),(2)
RiverSource Variable Portfolio - High Yield Bond Fund               0.59%        0.13%      0.16%     0.88%(1)
RiverSource Variable Portfolio - Mid Cap Growth Fund                0.63%        0.13%      0.17%     0.93%(1),(2),(20)
RiverSource Variable Portfolio - S&P 500 Index Fund                 0.22%        0.13%      0.18%     0.53%(1),(20)
RiverSource Variable Portfolio - Small Cap Value Fund               0.92%        0.13%      0.24%     1.29%(1),(2),(20)

(1) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2005 adjusted to reflect current fees.

(2) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by __% for RiverSource Variable Portfolio - Mid Cap Growth Fund and ___% for RiverSource Variable Portfolio
     - Small Cap Value Fund. Management fees include the impact of a performance incentive adjustment fee that increased the management fee by ___% for RiverSource Variable Portfolio - Diversified Equity Income Fund and __% for RiverSource Variable Portfolio - Growth Fund.

(20) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the fund's Board. Any amount waived will not be reimbursed by the fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed: ___% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, ____% for RiverSource(SM) Variable Portfolio - S&P 500 Index Fund and ____% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR THE PRODUCT

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